Balance Sheets (unaudited)

				June 30,
	June 30,	June 30,	June 30,	2008
	2011	2010	2009	(To be Restated)

ASSETS

Current Assets
Cash	$ -	$ 280	$ 1,037	$ 20,352
Accounts Receivable	-	6,100	-	-
Escrow Fees Receivable	-	-	-	-

Total Current Assets	-	6,380	1,037	20,352

Long-Term Assets
Prepaid Expenses	-	-	35,177	11,118

Total Long-Term Assets	-	-	35,177	11,118

Total Assets	$ -	$ 6,380	$ 36,214	$ 31,470

LIABILITIES AND STOCKHOLDERS' EQUITY

Current Liabilities
Accounts Payable	$ -	$ 7,879	$ 9,127	$ 9,585

Total Current Liabilities	-	7,879	9,127	9,585

Long-Term Liabilities
Notes Payable	77,860	76,960	80,640	193,213
Convertible Debentures - Net	300,000	300,000	288,981	266,943
Accrued Tax Liability	2,894	2,141	788	788

Total Long Term Liabilities	380,755	379,101	370,409	460,945

Total Liabilities	380,755	386,980	379,536	470,530

Stockholders' Equity
Common Stock, authorized 500,000,000
shares, par value $0.0001	11,357	11,357	5,638	2,546

Additional Paid-in Capital	2,922,659	2,922,659	2,772,170	2,018,116
Deficit Accumulated during Development Stage	(3,314,771)	(3,314,616)	(3,121,130)	(2,459,721)

Total Stockholders' Equity	(380,755)	(380,600)	(343,322)	(439,060)

Total Liabilities and Stockholders' Equity	$ -	$ 6,380	$ 36,214	$ 31,470

The accompanying notes are an integral part of these statements

Statements of Operations (unaudited)
				June 30,
For the Fiscal Years Ended	June 30,	June 30,	June 30,	2008
	2011	2010	2009	(To be Restated)

Income
Consulting Revenue	$ 24,022	$ 44,415	$ 4,998	$ 3,613

Operating Expenses
General and Administrative	22,465	30,477	62,287	209,688
Advertising and Related	-	25	9,400	47,532
Consulting and Professional Fees	1,275	22,414	106,091	254,494
Impairment Expense	-	-	-	25,017
Stock Issuance Costs	-	168,431	444,553	383,222

Total Expenses	23,740	221,347	622,331	919,953

Net Loss from Operations	283	(176,932)	(617,333)	(916,340)

Other Expenses
Interest Expense	438	16,554	44,076	119,655

Net Loss before Income Tax	(155)	(193,486)	(661,409)	(1,035,995)

Income Tax	-	-	-	-

Net Income/(Loss)	$ (155)	$ (193,486)	$ (661,409)	$ (1,035,995)

Basic and Diluted
(Loss) per Share	$ (0.00)	$ (0.00)	$ (0.02)	$ (0.05)

Weighted Average
Number of Shares	13,285,849	104,051,743	34,605,768	19,404,386

The accompanying notes are an integral part of these statements

Statement of Stockholder's Equity (Deficit) (unaudited)
						(Deficit)
						Accumulated
				Prepaid		during	Total
	Common Stock		Paid in	Expense	Subscriptions	Development	Equity/
	Shares	Amount	Capital	Stock Related	Receivable	Stage	(Deficit)

Common Shares issued to Founders
for Services at $0.0001	13,000,000	$ 1,300	$ -	$ -	$ -	$ -	$ 1,300

Common Shares issued for Cash
between 6 and 16-Jan-03 at $0.04	250,000	25	9,975	-	-	-	10,000
between 17-Jan and1-May-03 at $0.15	553,334	55	82,945	-	-	-	83,000
on 4-Mar-03 at $0.10	100,000	10	9,990	-	-	-	10,000
							-
Net Income (Loss)						(90,278)	(90,278)

Balance, June 30, 2003	13,903,334	1,390	102,910	-	-	(90,278)	14,022

Common Shares issued for Cash
Between 30 Dec 03 and 5 Apr 04 at $0.25	200,000	20	49,980	-	-	-	50,000
Common Shares issued for Services
on 2-Jan-04 at $0.25	493,000	49	123,201	-	-	-	123,250

Net Income (Loss)						(225,883)	(225,883)

Balance, June 30, 2004	14,596,334	1,459	276,091	-	-	(316,161)	(38,611)

Common Shares issued for Cash
between 18-Nov-04 to 31-Dec 04 at $0.57	1,364,000	137	77,363	-	-	-	77,500

Net Income (Loss)						(9,547)	(9,547)

Balance, June 30, 2005	15,960,334	1,596	353,454	-	-	(325,708)	29,342

Cash for Stock Subscriptions	-	-	-	-	75,000	-	75,000
Common Shares issued for Cash
on 23-Aug-05 at $0.25	10,000	1	2,499	-	-	-	2,500
Common Shares issued for Service
on 15-Sep-05 at $0.25	75,000	8	18,742	-	-	-	18,750

Net Income (Loss)						(104,884)	(104,884)

Balance, June 30, 2006	16,045,334	1,605	374,695	-	75,000	(430,592)	20,708

Cash for Stock Subscriptions
on 10-Aug-06	-	-	-	-	25,000	-	25,000
Common Shares issued for Service
on 21-Aug-2006 $0.25	100,000	10	24,990	-	-	-	25,000
Cash for Stock Subscriptions
on 02-Nov-06	-	-	-	-	50,000	-	50,000
Common Shares issued for Cash
on 19-Jan-2007 at $0.35	40,000	4	13,996	-	-	-	14,000
Common Shares issued for Cash
on 12-Feb-2007 at $0.26	180,000	18	46,782	-	-	-	46,800
Common Shares issued for Consulting
services on 20-Feb-2007 at $0.27	300,000	30	80,970	-	-	-	81,000
Common Shares issued for Service
on 13-Mar-2007 at $ 0.26	10,000	1	2,599	-	-	-	2,600
Common Shares issued on prepaid
subscriptions on 04-Apr-2007 at $0.30	250,000	25	74,975	-	(25,000)	-	50,000
Common Shares issued for Service
on 10-May-2007 at $0.33	10,000	1	3,299	-	-	-	3,300
Common Shares issued in payment
of Interest on 14-Jun-2007 at $0.28	187,500	19	52,481	-	-	-	52,500
Common Shares issued on prepaid
subscriptions on 27-Jun-2007 at $0.30	300,000	30	89,970	-	(25,000)	-	65,000
Common Shares issued on prepaid
subscriptions on 27-Jun-2007 at $0.30	1,000,000	100	299,900	-	(100,000)	-	200,000
Imbedded interest costs for issue
of convertible debt	-	-	97,026	-	-	-	97,026

Net Income (Loss)						(993,134)	(993,134)

Balance, June 30, 2007	18,422,834	1,843	1,161,683	-	-	(1,423,726)	(260,200)

Common Shares issued for Service
on 16-Aug-2007 at $0.25	100,000	10	24,990	-	-	-	25,000
Common Shares issued for Service
on 24-Sep-07 at $0.25	200,000	20	49,980	-	-	-	50,000
Common Shares issued for Service
on 12-Dec-2007 at $0.08	100,000	10	7,990	-	-	-	8,000
Common Shares issued for Debt
conversion on 19-Feb-2008 at $0.06	80,000	8	4,792	-	-	-	4,800

Common Shares issued for Debt
Conversion on 12-Mar-08 at $0.05	50,000	5	2,495	-	-	-	2,500
Common Shares issued for acquisition
of pub. rights on 18-Mar-2008 at $0.06	500,000	50	29,950	-	-	-	30,000
Common Shares issued for Service
on 31-Mar-08 at $0.06	150,000	15	8,985	-	-	-	9,000
Common Shares issued for Service
on 31-Mar-08 at $0.05	250,000	25	12,475	-	-	-	12,500
Common Shares issued for Service
on 31-Mar-08 at $0.06	250,000	25	14,975	-	-	-	15,000
Common Shares issued for Service
on 17-Apr-08 at $0.11	500,000	50	54,950	-	-	-	55,000
Common Shares issued for Service
on 21-Apr-08 at $ 0.12	577,828	58	69,282	-	-	-	69,339
Common Shares issued for Cash
on 2-May-08 at $0.16	416,667	42	66,625	-	-	-	66,667
Common Shares issued for Debt
Conversion on 3-Jun-08 at $0.16	50,000	5	7,995	-	-	-	8,000
Common Shares issued for Service
on 10-Jun-08 at $0.13	450,000	45	58,455	-	-	-	58,500
Common Shares issued for Service
on 17-Jun-08 at $0.10	25,000	3	2,498	-	-	-	2,500
Common Shares issued for Debt
Conversion on 23-Jun-08 at $0.13	100,000	10	12,990	-	-	-	13,000
Common Shares issued for Service
on 26-Jun-08 at $0.13	200,000	20	25,980	-	-	-	26,000
Common Shares issued for Service
on27-Jun-08 at $0.085	833,350	83	70,751	-	-	-	70,835
Common Shares issued for Debt
Conversion on 27-Jun-08 at $0.085	200,000	20	16,980	-	-	-	17,000
Common Shares issued for Debt
Conversion on 30-Jun-08 at $0.11	2,000,000	200	219,800	-	-	-	220,000
Embedded interest costs for issue
Convertible Debt	-	-	88,838	-	-	-	88,838
Amortization of Prepaid Expense -
Stock Related	-	-	4,658	-	-	-	4,658

Net Income (Loss)						(1,035,995)	(1,035,995)

Balance, June 30, 2008	25,455,679	2,546	2,018,117	-	-	(2,459,721)	(439,058)

Common Shares issued to settle
debt on 26-Aug- 2008 at $0.10	50,000	5	4,995	-	-	-	5,000

Common Shares issued for Cash
on 2-Sep-2008 at $0.05	1,000,000	100	49,900	-	-	-	50,000
Common Shares issued for Service
on 1-Oct-2008 at $0.06	300,000	30	17,970	-	-	-	18,000
Common Shares held in reserve as
security on loan at 11/16/08	600,000	60	23,940	-	-	-	24,000
Common Shares issued for Service
on 9-Feb-2009 at $0.04	6,050,000	605	241,395	-	-	-	242,000
Common Shares issued for Service
on 9-Feb-2009 at $0.04	1,250,000	125	49,875	-	-	-	50,000
Common Shares issued for Service
on 9-Feb-2009 at $0.04	1,500,000	150	59,850	-	-	-	60,000
Common Shares issued for interest
on 13-Feb-2009 at $0.03	208,885	21	6,246	-	-	-	6,267
Common Shares issued to settle
Debt on 19-Feb-2009 at $0.03	6,000,000	600	179,400	-	-	-	180,000
Common Shares issued for interest
on 1-Mar-2009 $0.03	207,976	21	6,218	-	-	-	6,239
Common Shares issued to settle
debt on 1-Mar-2009 at $0.03	200,000	20	5,980	-	-	-	6,000
Common Shares issued for interest
on 3-Mar-2009 at $0.02	250,000	25	4,975	-	-	-	5,000
Common Shares issued to settle
debt on 24-Mar-2009 $0.01	5,250,000	525	51,975	-	-	-	52,500
Common Shares issued for Cash
on 30-Mar-2008 at $0.01	300,000	30	2,970	-	-	-	3,000
Common Shares issued to settle
debt on 6-Apr-2009 at $0.01	150,000	15	1,485	-	-	-	1,500
Common Shares issued to settle
debt on 1-May-2009 at $0.008	1,242,500	124	9,816	-	-	-	9,940
Common Shares issued for interest
on 26-May 2009 at $0.0175	1,000,000	100	17,400	-	-	-	17,500
Common Shares issued to settle
debt on 1-Jun-2009 at $0.0128	250,000	25	3,175	-	-	-	3,200
Common Shares issued for Service
on 30-June-2009 at $0.005	5,000,000	500	24,500	-	-	-	25,000
Amortization of Prepaid Expense -
Stock Related	-	-	(7,999)	-	-	-	(7,999)

Net Income (Loss)						(661,409)	(661,409)

Balance, June 30, 2009	56,265,040	5,627	2,772,183	-	-	(3,121,130)	(343,321)

Common Shares issued for services
on 5-Aug-2009 at $0.0055	200,000	20	1,080	-	-	-	1,100
Common Shares issued for services
on 27-Aug-2009 at $0.0032	55,000,000	5,500	170,500	-	-	-	176,000
Common Shares issued to settle
debt on 29-Aug-2009 at $0.0025	1,320,809	132	3,170	-	-	-	3,302
Common Shares issued for services
on 4-Jan-2010 at $0.0115	500,000	50	5,700	-	-	-	5,750
Adjustment for variance in stock
Issued versus Actual	-	17	(29,960)	-	-	-	(29,944)

Net Income (Loss)						(193,486)	(193,486)

Balance, June 30, 2010	113,285,849	11,346	2,922,672	-	-	(3,314,616)	(380,599)

Net Income (Loss)						(155)	(155)

Balance, June 30, 2011	113,285,849	11,346	2,922,672	-	-	(3,314,771)	(380,754)

The accompanying notes are an integral part of these statements

Statements of Cash Flows (unaudited)

				June 30,
For the Fiscal Years Ended	June 30,	June 30,	June 30,	2008
Operating activities	2011	2010	2009	(To be Restated)
Net (Loss)	$ (155)	$ (193,486)	$ (661,409)	$ (1,035,995)
Adjustments to reconcile Net (Loss) to cash:
Common Stock issued for Services		152,905	430,006	436,332
Common Stock issued for Debt Conversion		3,302	282,140	354,138
Embedded Interest Expense for Debt
Impairment Expense	-	-	-	(25,017)
Amortization of Prepaid Expense-Stock Related			(7,999)	4,658
Non-cash Interest Expense		13,660	29,481	87,286
Changes in Assets and Liabilities
(Increase)/decrease in Accounts Receivable	6,100	(6,100)	-	-
(Increase)/decrease in Escrow Fees Receivable	-	-	-	2,000
(Increase)/decrease in Prepaid Expenses	-	35,177	(24,058)	(11,118)
Increase/(decrease) in Accounts Payable	(7,879)	(1,248)	(458)	(22,852)
Increase/(decrease) in Accrued Tax Liability	753	1,353	-	-
Net cash (used) by operating activities	(1,180)	5,562	47,703	(210,569)

Investment activities
Purchase of Intangible Assets	-	-	-	25,017
Purchase of Equipment	-	-	-	-
Net cash (used) by investment activities	-	-	-	25,017

Financing activities
Proceeds from Notes Payable	900	(3,680)	(112,573)	71,587
Proceeds from Short Term Notes
Proceeds from Convertible Debentures	-	(2,641)	(7,443)	55,962
Proceeds from Subscriptions Receivable
Contributed Capital	-	5,719	3,092	703
Proceeds from sale of Common Stock	-	(5,718)	49,907	61,304
Net cash provided by financing activities	900	(6,320)	(67,017)	189,556

Net (decrease) in cash	(280)	(757)	(19,314)	4,005
Cash and equivalents - beginning	280	1,037	20,352	16,347
Cash and equivalents - ending	$ (0)	$ 280	$ 1,037	$ 20,352

Cash Paid For:
Interest	438	2,894	2,894	32,369

Income Taxes	-	-	-	-

Non-cash Activities:
Common Stock issued for Assets	-	-	-	-
Common Stock issued for Services	-	152,905	430,006	436,332
Common Stock issued for Debt Conversion	-	3,302	282,140	354,138
Common Stock issued for Prepaid Expense	-	-	-	-
Embedded Interest Expense	-	-	-	-

The accompanying notes are an integral part of these statements

NOTES TO THE FINANCIAL STATEMENTS:

1.)

SUBSEQUENT EVENTS: The Company has evaluated subsequent events from the balance sheet dates.  Subsequent to the financial statements, the company has settled or is in the process of settling substantially all outstanding notes and liabilities.